EXHIBIT 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Amendment") is executed to be effective as of the 21st day of November, 2014, by and among GSHS ENTERPRISES OPERATING #1, INC., a Delaware corporation (“Enterprises”), GOOD SHEPHERD HEALTH SYSTEM, INC., a Texas non-profit corporation (“Hospital”), GOOD SHEPHERD ENTERPRISES, INC., a Texas non-profit corporation (“GSE”), EL CASA ORTHOPAEDICA, INC., a Texas corporation (“El Casa”), and LONGVIEW CASA NUEVA, INC., a Texas corporation (“Casa Nueva”) (Enterprises, Hospital, GSE, El Casa and Casa Nueva, individually or collectively, as the context requires, “Seller”); GAHC3 EAST TEXAS MOB PORTFOLIO, LLC, a Delaware limited liability company, its successors and assigns (“Purchaser”) (Purchaser and Seller shall sometimes be referred to herein collectively as the "Parties").
WITNESSETH:
WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Agreement, dated as of November 18, 2014 (the "Contract"), for the conveyance of certain real property and improvements located in the City of Longview, Gregg County, Texas, and the City of Marshall, Harrison County, Texas, as more particularly described in the Contract (collectively, the "Property"); and
WHEREAS, Purchaser and Seller now desire to amend certain terms and provisions of the Contract as set forth in this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Purchaser and Seller hereby agree as follows:
1.Recitals. The recitals set forth above are true and correct and are incorporated into this Amendment by reference for all purposes.
2.    Capitalized Terms. All capitalized terms used in this Amendment but not defined herein shall have the meaning assigned to such terms in the Contract.
3.    Due Diligence Approval. This Amendment, once fully executed by Buyer and Seller, shall constitute Buyer’s Approval Notice as set forth in Section 3.5 of the Contract with respect to all due diligence matters.
4.    Credit to Purchaser. At Closing, Purchaser shall receive a credit in the amount of One Hundred Eight Thousand Five Hundred Sixty-Three and No/100 Dollars ($108,563.00) to reflect the agreed upon cost to repair certain portions of the Property identified by Purchaser during its inspection of the Property.
5.    Closing Deliveries. Seller and Purchaser hereby agree that, notwithstanding anything in the Contract to the contrary, the Existing Ground Lease, the Maintenance, Operation and Easement Agreement between Hospital and Enterprises dated September 26, 2013 (the “Existing MOE Agreement”), the MOE Costs Agreement between Hospital and Enterprises dated September 26, 2013 (the “Existing MOE Costs Agreement”), and the Parking Facilities

First Amendment to Purchase and Sale Agreement - Page 1

Agreement between Hospital and Enterprises dated September 26, 2013 (the “Existing Parking Agreement”) (the Existing Ground Lease, the Existing MOE Agreement, the Existing MOE Costs Agreement, the Existing Parking Agreement, and the related other document currently in effect between Hospital and Enterprises may be referred to collectively as the “Existing Ground Lease Documents”) shall be terminated at Closing, and simultaneously therewith, Seller and Purchaser shall enter into new Ground Leases relating to each of: (i) the Existing Ground Lease Property; (ii) the GSMC Customer Service Center Property; and (iii) the GSMC Occupational Medicine Building Property (collectively, the “On Campus Properties”); and Purchaser and Seller shall enter into a new Maintenance, Operation and Easement Agreement, a new MOE Costs Agreement, a new Parking Facilities Agreement, and new memoranda thereof related to the On Campus Properties. Section 5.6 and 5.7 of the Contract shall be modified accordingly.
6.    Replat. Seller is currently in the process of replatting certain of the Properties and surrounding land owned by Seller (the "Replat"). At Closing, Seller and Purchase shall execute an agreement (the "Post-Closing Agreement") setting forth the Parties' respective obligations with resepct to the Replat, which shall include, but not be limited to, Seller's obligation to pay for the costs and expenses required to complete the Replat, provide for that Seller will indemnify Purchaser against any losses sustained by Purchaser as a result of any enforcement action by the City of Longview or other governmental authority related to any zoning violations prior to the completion of the Replat, and provide for a limited approval right in favor of Purchaser with respect to the final Replat, which consent may not be withheld so long as (i) the replatted lots comply with all applicable laws, including, without limitation, zoning and parking requirements, and (ii) the creation of such replatted lots will not create any material adverse circumstances to Buyer in Buyer’s reasonable discretion.
7.    Conditions Precedent. Seller and Purchaser hereby agree that, notwithstanding anything in the Contract to the contrary, Buyer’s approval, in Buyer’s sole discretion, of the following shall be a condition precedent to Closing pursuant to Section 5.4 of the Contract: (i) the form of the New Ground Lease(s) (as defined in the Contract) and Leaseback Lease(s) (as defined in the Contract), and (ii) the form of new Ground Leases and any document replacing the Existing Ground Lease Documents provided in Section 5 of this Amendment above. Section 5.4 of the Contract shall be modified accordingly.
8.    Ratification. The Parties hereby acknowledge and agree that, except as amended herein, the Contract is in full force and effect and is hereby ratified and confirmed, and all intentions of the Parties described in the Contract are hereby ratified and confirmed.
9.    Severability. In the event any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
10.    Multiple Counterparts. To facilitate execution, this instrument may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All

First Amendment to Purchase and Sale Agreement - Page 2

counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this instrument to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereof and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages. A facsimile or an e-mailed .pdf or other true copy of a duly executed counterpart of this Amendment from any party shall be sufficient to evidence the binding agreement of such party to the terms hereof.
11.    Entire Agreement. This Amendment contains the entire agreement between the parties relating to the rights herein granted and the obligations herein assumed. Any or all representations or modifications concerning this instrument shall be of no force and effect except for a subsequent modification in writing signed by the parties hereto. In the event of any conflict between the terms of the Contract and this Amendment, the terms of this Amendment shall control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

First Amendment to Purchase and Sale Agreement - Page 3

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first set forth above.
PURCHASER:

GAHC3 EAST TEXAS MOB PORTFOLIO, LLC, a Delaware limited liability company

By:      Griffin-American Healthcare REIT III Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By:      Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation
Its:       General Partner

By: /s/ Danny Prosky

Name: Danny Prosky

Title: President and Chief Operating Officer

First Amendment to Purchase and Sale Agreement - Purchaser Signature Page

SELLER:
GSHS ENTERPRISES OPERATING #1, INC.,
a Delaware corporation

By:     /s/ Steve Altmiller
Name:     Steve Altmiller
Its:     President

GOOD SHEPHERD HEALTH SYSTEM, INC.,
a Texas non-profit corporation

By:     /s/ Steve Altmiller
Name:     Steve Altmiller
Its:     President

GOOD SHEPHERD ENTERPRISES, INC.,
a Texas non-profit corporation

By:     /s/ Steve Altmiller
Name:     Steve Altmiller
Its:     President

EL CASA ORTHOPAEDICA, INC.,
a Texas corporation

By:     /s/ Steve Altmiller
Name:     Steve Altmiller
Its:     President

LONGVIEW CASA NUEVA, INC.,
a Texas corporation

By:     /s/ Steve Altmiller
Name:     Steve Altmiller
Its:     President

First Amendment to Purchase and Sale Agreement - Seller Signature Page